SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         March 20, 1997


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                              333-16511                     13-3526694
(State or other jurisdiction of     (Commission                  (IRS Employer
 incorporation)                      File Number)                 ID Number)

ONE NEW YORK PLAZA, NEW YORK, NEW YORK                              10292
(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (212) 214-7435



                                    NO CHANGE
         (Former name or former address, if changed since last report)


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 Item 5.        OTHER EVENTS

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated, as representative of the underwriters (the "Underwriter") in connection with the issuance by Life Financial Services Trust 1997-1A and 1997-1B of Mortgage-Backed Certificates, Series 1997-1A and 1997-1B. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.


Item 7.           EXHIBITS

EXHIBIT
NO.
       99.1           Computational Materials of Prudential Securities
                      Incorporated.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION


                           By: /s/ Len Blum
                                   Name:  Len Blum
                                   Title: Vice President

Dated:  March 21, 1997